Exhibit 99.2

One World Holdings, Inc. to File 8k Answering Shareholder Questions About Company Share Structure
Date :	07/09/2015 @ 12:33PM
Source :	Access Wire
Stock :	One World Holdings (PC) (OWOO)
Quote :	0.0038 0.0001 (2.70%) @ 1:50PM

One World Holdings, Inc. to File 8k Answering Shareholder Questions About Company Share Structure
Print
HOUSTON, TX / ACCESSWIRE / July 9, 2015 / The One World Doll Project, subsidiary of One World Holdings, Inc. (OTC: OWOO) announced today that it will file an 8k with the SEC on July 9, 2015 that will address recent shareholder questions in reference to the company share structure.

"We understand that as the market for our stock continues to grow that shareholders always are interested in understanding the market activities that may have affected their value," stated Joanne Melton, CEO of One World Holdings, Inc. "As our shareholder base continues to expand it is fundamentally important for us to keep the investing public up to date and informed. We believe the answers to shareholder questions in today's filing will be helpful in giving assurances that the company executives have not been engaged in the selling of company shares and that our efforts to increase shareholders value are substantial and are yielding positive results," she added.

A copy of the shareholder letter is included with this release.

About The One World Doll Project

Established in 2010 by Trent T. Daniel and Stacey McBride-Irby, The One World Doll Project is committed to changing the retail landscape of the doll industry. The Prettie Girls!(TM), are a collection of fashion play dolls diverse in culture, interests, and style. McBride-Irby, former Mattel(R) designer most notably known as creator of the So In Style(R) dolls (the first African-American dolls by Mattel), designed the Prettie Girls! as unique works of art for a growing market yearning for something new to experience. The Prettie Girls! capture the essence of positive values and attributes that every little girl can embrace. "Prettie" stands for P(ositive) R(espectful) E(nthusiastic) T(ruthful) T(alented) I(nspiring) E(xcellent). Styled for play, yet filled with soul, The Prettie Girls! set new, higher, values-based standards for beauty- positive goals that reach across the globe and up for the stars!

More information about Stacey McBride-Irby, Trent T. Daniel, and The One World Doll Project, can be found at www.oneworlddolls.com.

Contact Investor Relations:

One World Holdings, Inc.
ir@oneworlddolls.com
(281) 497-1311

Notice Regarding Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements that include the words "believes," "expects," "anticipate" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements. In addition, description of past success, either financial or strategic, is no guarantee of future success. This news release speaks as of the date first set forth above; and the Company expressly disclaims responsibility to update the information included herein for events occurring after the date hereof.

Dear One World Stockholder:

Over the past few weeks, we have received several inquiries related to the company share structure and concerns of aggressive selling into the market over the last few weeks. As part of our efforts to grow and maintain the support of our shareholders, I have decided to issue this brief letter to address some of the inquiries.

Q: Are any of the executives or the Founders of One World selling their personal shares?

A: No. Although they are eligible to remove the restrictions from issued stock, all of the company executives, Board Members and the Founders still hold restricted shares that cannot be sold on the open market.

Q: Why are the company funders diluting so much and hurting the stock price?

A: We have no control over the selling habits of shareholders. However, the company does have control over the process it is currently engaged in to eliminate the historically aggressive selling of shares into our market by previous funders of One World. While this strategy has taken some time it is one that is working and we are continuously making progress.

Q: What is the company's plan to stop taking money from funders who have been aggressive in their selling?

A: The plan going forward is to continue to consolidate and eliminate debt, increase revenues and raise capital from equity funders who do not engage in aggressive selling practices that tend to have a negative impact on the stock price.

As a shareholder in this company and its CEO, I hope that the information provided above will bring some clarity to questions regarding share structure. While it is not possible for us to address every shareholder concern or question I strongly believe that transparency is paramount to the development and maintenance of a strong and long lasting relationship. We will continue to provide information to the investing public above and beyond what is required for filing purposes.

Thank you all for your support of this company and we look forward to exciting prospects for the future.

Sincerely,

Corinda Joanne Melton
CEO
One World Holdings, Inc.

Cautionary Statement Relating to Forward - Looking Information for the Purpose of "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

This letter contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements contained in this letter, other than statements of historical fact, constitute "forward-looking statements." The words "expects," "believes," "anticipates," "estimates," "may," "could," "intends," "potential," "possible," "might," "look forward," and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this letter do not constitute guarantees of future performance. Investors are cautioned that statements in this letter which are not strictly historical statements, including, without limitation, statements regarding the development of Prettie Girls! dolls constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, but are not limited to, risks associated with: market conditions; our capital position; our ability to compete with larger, better financed toy companies; changes in the doll market; our ability to successfully identify or satisfy consumer preferences; our uncertainty of developing a marketable product; our ability to meet our holiday sales targets; our ability to raise additional capital to continue development; our ability to raise additional capital through the sale of shares of our common stock; our ability to obtain, maintain and protect intellectual property rights; the risk of litigation regarding our intellectual property rights or the rights of third parties; the success of third party development and commercialization efforts with respect to products covered by intellectual property rights that we may license or transfer; our limited manufacturing capabilities; our dependence on third-party manufacturers; our ability to hire and retain skilled personnel; our volatile stock price; and other risks detailed in our filings with the SEC, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. These forward-looking statements speak only as of the date made. We assume no obligation or undertaking to update any forward-looking statements to reflect any changes in expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

SOURCE: One World Holdings, Inc.